UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 15, 2011

Live Nation Entertainment, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32601	20-3247759
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9348 Civic Center Drive, Beverly Hills, California		90210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	310-867-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02 Unregistered Sales of Equity Securities.

On June 17, 2011, Live Nation Entertainment, Inc. (the “Company”), following the receipt of stockholder approval as set forth in Item 5.07 below, completed the issuance and sale of 5,502,400 shares of its common stock, par value $0.01 per share (“common stock”), to Liberty Media Corporation (“Liberty”) for aggregate consideration of $57.7 million in cash, representing a per share purchase price of $10.48, pursuant to a Subscription Agreement, dated February 4, 2011 (the “Subscription Agreement”), by and between Liberty and the Company. The entry into the Subscription Agreement was previously reported on the Company’s Current Report on Form 8-K filed February 7, 2011.

Previously, on May 20, 2011, the Company issued an aggregate of 684,538 shares of common stock to certain former members of Vector Management LLC and Vector West LLC as consideration for the Company’s purchase of their membership interests in those entities. The shares of common stock issued in the transaction were valued at $10.57 per share, which represented the volume weighted average price of the Company’s common stock on the New York Stock Exchange during the five trading days ending on May 19, 2011.

For both of the transactions reported in this Item 3.02, the Company relied upon the exemption from registration under the U.S. Securities Act of 1933, as amended, provided by Section 4(2) thereof for transactions not involving a public offering.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On June 15, 2011, the stockholders of the Company approved the Live Nation Entertainment, Inc. 2006 Annual Incentive Plan, as amended and restated as of April 15, 2011 (the “2006 Plan”) at the Company’s annual meeting of stockholders (the “Annual Meeting”). The Company’s board of directors adopted the 2006 Plan on April 15, 2011, subject to stockholder approval at the Annual Meeting.

A description of the material terms of the 2006 Plan was set forth under the heading “Proposal No. 3 — Approval of the Live Nation Entertainment, Inc. 2006 Annual Incentive Plan, as Amended and Restated as of April 15, 2011” in the Company’s Definitive Proxy Statement for the Annual Meeting, dated April 29, 2011 (the “Proxy Statement”), and is incorporated herein by reference. The description of the 2006 Plan is qualified in its entirety by reference to the 2006 Plan, a copy of which is attached hereto as Exhibit 10.2 and which is incorporated herein by reference.

Also on June 15, 2011, the stockholders of the Company approved the Live Nation Entertainment, Inc. 2005 Stock Incentive Plan, as amended and restated as of April 15, 2011 (the “2005 Plan”) at the Annual Meeting. The Company’s board of directors adopted the 2005 Plan on April 15, 2011, subject to stockholder approval at the Annual Meeting.

A description of the material terms of the 2005 Plan was set forth under the heading “Proposal No. 4 — Approval of the Live Nation Entertainment, Inc. 2005 Stock Incentive Plan, as Amended and Restated as of April 15, 2011” in the Proxy Statement, and is incorporated herein by reference. The description of the 2005 Plan is qualified in its entirety by reference to the 2005 Plan, a copy of which is attached hereto as Exhibit 10.3 and which is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 15, 2011, the board of directors of the Company amended and restated the Company’s bylaws (the “Bylaws”).

The principal changes made to the Bylaws were to the advance notice provisions regarding stockholder business other than director nominations contained in Section 2.8 of the Bylaws and advance notice provisions regarding director nominations contained in Section 2.9 of the Bylaws. In addition, a new Section 2.10 was added to enhance the director qualification requirements and a new Section 6.10 was added to include a forum selection provision for stockholder derivative lawsuits and certain other actions. A supermajority vote shall be required for the stockholders of the Company to alter, amend or repeal, or adopt any bylaw inconsistent with new Sections 2.10 and 6.10, as set forth in Article VIII. Changes were also made to Article III and Article VI to delete obsolete provisions.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Third Amended and Restated Bylaws of Live Nation Entertainment, Inc., filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(b) At the Annual Meeting:

1.	Jonathan Dolgen, Robert Ted Enloe, III, Jeffrey T. Hinson and James S. Kahan were elected as Class II directors to serve for a term of three years expiring in 2014 or until their successors are elected and qualified;

2.	the issuance and sale of 5,502,400 shares of the Company’s common stock to Liberty was approved;

3.	the adoption of the Live Nation Entertainment, Inc. 2006 Annual Incentive Plan, as amended and restated as of April 15, 2011, was approved;

4.	the adoption of the Live Nation Entertainment, Inc. 2005 Stock Incentive Plan, as amended and restated as of April 15, 2011, was approved;

5.	an advisory resolution was passed in favor of the Company’s executive compensation;

6.	an advisory resolution was passed in favor of holding stockholder advisory votes on the Company’s executive compensation every year; and

7.	Ernst & Young LLP was ratified as the Company’s independent registered public accounting firm for the 2011 fiscal year.

The final results of the voting at the Annual Meeting were as follows:

Proposal No. 1 – Election of Directors
Nominees	For	Withheld	Broker Non-Votes
Jonathan Dolgen	151,336,016	2,105,910	13,733,046
Robert Ted Enloe, III	146,261,707	7,180,219	13,733,046
Jeffrey T. Hinson	152,522,982	918,944	13,733,046
James S. Kahan	152,552,003	889,923	13,733,046

Proposal No. 2 – Approval of the Issuance and Sale of Shares of the Company’s Common Stock to Liberty Media Corporation
For	Against	Abstained	Broker Non-Votes
115,718,511	37,709,483	13,932	13,733,046

Proposal No. 3 – Adoption of the Live Nation Entertainment, Inc. 2006 Annual Incentive Plan, as Amended and Restated as of April 15, 2011
For	Against	Abstained	Broker Non-Votes
147,603,062	5,816,617	22,047	13,733,046

Proposal No. 4 – Adoption of the Live Nation Entertainment, Inc. 2005 Stock Incentive Plan, as Amended and Restated as of April 15, 2011
For	Against	Abstained	Broker Non-Votes
91,331,216	62,086,248	24,462	13,733,046

Proposal No. 5 – Advisory Vote on the Company’s Executive Compensation
For	Against	Abstained	Broker Non-Votes
95,718,389	55,336,390	2,387,147	13,733,046

Proposal No. 6 – Advisory Vote on the Frequency of Stockholder Advisory Votes on the Company’s Executive Compensation
Three Years	Two Years	One Year	Abstained	Broker Non-Votes
38,921,495	60,900	110,963,501	3,496,030	13,733,046

Proposal No. 7 – Ratification of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for 2011
For	Against	Abstained
167,044,301	100,227	30,444

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Exhibit Description
3.1	Third Amended and Restated Bylaws of Live Nation Entertainment, Inc.
10.1
Subscription Agreement, dated as of February 4, 2011, by and between Liberty Media Corporation and Live
Nation Entertainment, Inc. (incorporated by reference to Exhibit 10.2 of the Registrant’s Current Report on
Form 8-K filed February 7, 2011).

10.2	Live Nation Entertainment, Inc. 2006 Annual Incentive Plan, as amended and restated as of April 15, 2011.
10.3	Live Nation Entertainment, Inc. 2005 Stock Incentive Plan, as amended and restated as of April 15, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Live Nation Entertainment, Inc.

June 20, 2011	By:	Kathy Willard

Name: Kathy Willard
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

3.1	Third Amended and Restated Bylaws of Live Nation Entertainment, Inc.
10.1	Subscription Agreement, dated as of February 4, 2011, by and between Liberty Media Corporation and Live Nation Entertainment, Inc. (incorporated by reference to Exhibit 10.2 of the Registrant's Current Report on Form 8-K filed February 7, 2011).
10.2	Live Nation Entertainment, Inc. 2006 Annual Incentive Plan, as amended and restated as of April 15, 2011.
10.3	Live Nation Entertainment, Inc. 2005 Stock Incentive Plan, as amended and restated as of April 15, 2011.